Intangible Assets, Net	12 Months Ended
Oct. 31, 2025
Intangible Assets, Net [Abstract]
Intangible assets, net
7.	Intangible assets, net

	October 31, 2025	October 31, 2024
Capitalized copyrights, cost	$10,246	$10,193
Less: accumulated amortization	(3,799)	(2,760)
Intangible assets, net	$6,447	$7,433

Capitalized copyrights represent software that is developed or purchased by an entity that will be sold, leased, or marketed as a stand-alone product as well as a software that will be sold as part of another product or process. All costs of developing software prior to establishing its technological feasibility are research and development costs and are expensed as incurred. Technological feasibility is achieved when an entity has completed all planning, designing, coding, and testing activities necessary to establish that the software product can be produced to meet its design specifications, including functions, features, and technical performance requirements. As described in ASC 985-20-25-1, this can be achieved through the use of either (1) a detailed program design, or (2) the combination of a product design and working model, which have been confirmed for completeness by testing. Costs of developing software after establishing technological feasibility are recorded capitalized software.

The capitalized costs of developing software that will be sold, leased, or marketed are amortized separately for each software product. An entity amortized the capitalized costs of the software when the product first became available for general release to customers.

For the fiscal years ended October 31, 2025 and 2024, the Company amortized $1,014 and $1,021 respectively.

The estimated amortization expense for these intangible assets in the next five years and thereafter is as follows:

Period ending October 31:	Amount
2026	1,025
2027	1,025
2028	1,025
2029	1,025
Thereafter	2,347
Total:	$6,447